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                                                Filed Pursuant to Rule 497
                                                 Registration File No.: 2-74667


              SUBSTITUTION OF NEW PORTFOLIOS OF EQ ADVISORS TRUST
                    FOR PORTFOLIOS OF THE HUDSON RIVER TRUST

                        Supplement dated August 30, 1999
 to prospectuses dated before May 1, 1999, and Supplemented as of May 1, 1999;

                   and prospectuses dated May 1, 1999 or later for all Variable Annuity Contracts and Variable Life Insurance Policies
                                   issued by

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This supplement relates to our prospectuses for VARIABLE ANNUITY CONTRACTS and
VARIABLE LIFE INSURANCE POLICIES.

Currently, the variable investment options invest in Class IA or IB shares of the corresponding Portfolios of The Hudson River Trust or EQ Advisors Trust.

The Securities and Exchange Commission has published a notice of our filing of an application for an order approving the Substitution of new Portfolios of EQ Advisors Trust for Portfolios of The Hudson River Trust. The new Portfolios will be available under your contract or policy and will replace each of the Hudson River Trust Portfolios currently available under this contract or policy. We expect the order to be issued in September 1999. The proposed Substitution is discussed in the applicable prospectus or supplement dated May 1, 1999 or later.

We plan to effect the Substitution on or about October 1, 1999. At that time, the assets of each of the Portfolios of The Hudson River Trust will be transferred to the corresponding new Portfolios of EQ Advisors Trust. Class IA and Class IB shares of The Hudson River Trust will become Class IA and Class IB shares of EQ Advisors Trust. At the time the Substitution is effected, the value of your variable investment options under a contract or policy will be the same as immediately before the Substitution.

We will send you a notice that the Substitution has been completed. After that, your investment results in any affected variable investment option will be based on the investment performance of the corresponding EQ Advisors Trust Portfolio. The Hudson River Trust Portfolios will no longer be available.

The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. It is expected that the other Portfolio expenses may increase marginally by 0.01%.

If you have any questions regarding the Substitution, please communicate with us directly or contact your agent.


   Copyright 1999 The Equitable Life Assurance Society of the United States.
                              All rights reserved.